EXHIBIT 10-3


   THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

          THIRD AMENDMENT, dated as of April 6, 1994 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of January 25, 1993 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among BALLY'S HEALTH & TENNIS CORPORATION, a Delaware corporation (the "Borrower"), the several banks and other financial institutions (the "Banks") parties thereto and CHEMICAL BANK, a New York banking corporation, as agent (in such capacity the "Agent") for the Banks.

                     W I T N E S S E T H :

          WHEREAS, the Borrower has requested the Agent and the Banks to agree to amend certain provisions of the Credit
Agreement as set forth in this Amendment; and

          WHEREAS, the Agent and the Banks are willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

          2.   Amendments to Section 1.01.  Section 1.01 of the
Credit Agreement is hereby amended by inserting therein in appropriate alphabetical order the following new definition:

          "Credit Card Program Agreement" means the Credit Card
     Program Agreement dated January 27, 1994 between BGR, Inc.
     and First Deposit National Bank, including the attachments thereto.

          3.   Amendment to Section 6.13.  Section 6.13 of the
Credit Agreement is hereby amended by inserting at the end thereof the following new proviso:

          "; and provided, further, however, that solely for purposes of determining Adjusted Cash from Operations used in such ratio for any period of four preceding fiscal quarters of the Borrower ended at the end of any of the fiscal quarters set forth below in order to determine compliance with this Section 6.13 (but not for any other purpose, including without limitation the calculation of the interest rate on Advances pursuant to Section 2.04), Cash from Revenues for such period used in calculating such Adjusted Cash from Operations shall be deemed to be increased by the excess of the amount set forth below opposite such fiscal quarter over the cumulative amount of proceeds received on account of business interruption insurance by the Borrower and its Subsidiaries during the period commencing January 1, 1994 and ending at the end of such fiscal quarter set forth below:

               Four Fiscal Quarters
                      Ended                     Amount
               --------------------             ------
               1994, First Quarter           $ 15,000,000
               1994, Second Quarter            15,000,000
               1994, Third Quarter             15,000,000
               1994, Fourth Quarter            15,000,000"

          4.   Amendment to Section 7.08.  The proviso to
Section 7.08 of the Credit Agreement is hereby amended by deleting the work "and" immediately prior to clause (d) thereof, and by inserting the following new clause (e) at the end thereof:

          "; and (e) Capital Expenditures shall not include a portion, not to exceed $1,500,000, of the actual expenditures made by the Borrower and its Subsidiaries in respect of fixed or capital assets during the 1994 fiscal year directly related to the January 17, 1994 earthquake in California, which is equal to the excess of (x) the amount of such actual expenditures over (y) the amount of such expenditures which do not constitute Capital Expenditures pursuant to clause (b) of the proviso to the definition of "Capital Expenditures."

          5. Amendment to Section 7.10. Section 7.10 is hereby amended by deleting the period at the end of the clause
(b) of the proviso thereto and inserting in lieu thereof
"; and", and by inserting at the end of said proviso the following new clause (c):

          "(c) to the extent the Borrower or any Subsidiary may at any time be a party to the Credit Card Program
     Agreement, licensing arrangements contemplated by the Credit Card Program Agreement shall not be prohibited hereunder."

          6.   Amendment to Section 7.15.  Section 7.15 of the
Credit Agreement is hereby amended by inserting at the end thereof the following new proviso:

          "; provided, however, that solely for purposes of determining Cash EBITDA used in such ratio for any period of four preceding fiscal quarters of the Borrower ended at the end of any of the fiscal quarters set forth below, Cash from Revenues for such period used in calculating such Cash EBITDA shall be deemed to be increased by the excess of the amount set forth below opposite such fiscal quarter over the cumulative amount of proceeds received on account of business interruption insurance by the Borrower and its Subsidiaries during the period commencing
     January 1, 1994 and ending at the end of such fiscal quarter set forth below:

               Four Fiscal Quarters
                      Ended                     Amount
               --------------------             ------
               1994, First Quarter           $ 15,000,000
               1994, Second Quarter            15,000,000
               1994, Third Quarter             15,000,000
               1994, Fourth Quarter            15,000,000"

          7. Representations and Warranties. The Borrower hereby confirms that, after giving effect to the amendments and waivers provided for herein, (i) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof and no Default or Event of Default has occurred and is continuing, and (ii) the Borrower has all necessary power and has taken all corporate action necessary to approve and authorize this Amendment.

          8. No Other Amendments or Waivers. Except as expressly amended hereby, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

          9. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          10. Conditions of Effectiveness. This Amendment shall become effective on the date on which all of the following conditions have been met:

          (a) The Borrower and the Majority Banks shall have executed a counterpart of this Amendment and the Agent shall have received confirmation of such execution.

          (b) The Guarantors' Consent in the form of Exhibit A attached hereto shall have been executed on behalf of each Guarantor, and Agent shall have received confirmation of such execution.

          (c) The Agent shall have received evidence, in form and substance satisfactory to it, of Borrower's corporate action authorizing the execution and delivery of this Amendment.

          (d) The Agent shall have received, for the account of each Bank, an amendment fee in an amount equal to one-eighth of one percent (1/8%) of the sum of (i) such Bank's Revolving
Credit Commitment and (ii) such Bank's L/C Commitment.

          11.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED
BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH,
THE LAWS OF THE STATE OF ILLINOIS.

          12. Costs and Expenses. Borrower agrees to pay on demand:

          (a) to Agent all reasonable costs, expenses and attorneys' fees (including allocated costs for in-house legal services) incurred in connection with the preparation and administration of this Amendment and any instrument or agreement required hereunder;

          (b) to Agent and to each Bank all reasonable costs, expenses and attorney's fees (including allocated costs for in-house legal services) incurred by Agent and each such Bank in connection with the enforcement of this Amendment or any instrument or agreement required hereunder; and

          (c)  to Agent and to each Bank all stamp,
registration and other duties and imposts to which this Amendment and any instrument or agreement required hereunder may be subject. Borrower shall indemnify Agent and each Bank against any and all liabilities and penalties resulting from any delay in paying, or failure to pay, any such duties and imposts.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date set forth above.

                    BALLY'S HEALTH & TENNIS CORPORATION


                    By:________________________________________
                       Title:


                    CHEMICAL BANK, as Agent


                    By:________________________________________
                       Title:


                    CHEMICAL BANK, Individually


                    By:________________________________________
                       Title:


                    BANK OF AMERICA NATIONAL TRUST AND
                    SAVINGS ASSOCIATION


                    By:________________________________________
                       Title:


                    FIRST FIDELITY BANK, N.A., NEW JERSEY


                    By:________________________________________
                       Title:


                    CONTINENTAL BANK N.A.


                    By:________________________________________
                       Title:


                    THE BANK OF NEW YORK


                    By:________________________________________
                       Title: